Exhibit 10.1

AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT

This AMENDMENT NO. 2 TO SUBSCRIPTION AGREEMENT (this “Amendment”) is entered into on February 4, 2023, by and between AMCI Acquisition Corp. II, a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber”).

WHEREAS, on March 8, 2022, the Company entered into a definitive agreement with LanzaTech NZ, Inc., a Delaware corporation (“LanzaTech”), and the other parties thereto, providing for a business combination between the Company and LanzaTech (as amended on December 7, 2022, the “Merger Agreement” and the transactions contemplated by the Merger Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, on March 8, 2022, the Company and Subscriber entered into a subscription agreement, which was subsequently amended by Amendment No. 1 thereto on December 7, 2022 (as so amended, the “Subscription Agreement”), pursuant to which Subscriber agreed to subscribe for and purchase from the Company, immediately prior to the consummation of the Transaction, 2,500,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), as set forth on the signature page thereto (the “Subscribed Shares”), for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company agreed to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company;

WHEREAS, prior to or concurrent with the execution of the Subscription Agreement, the Company entered into subscription agreements with certain other investors, pursuant to which such Subscribers have agreed to purchase shares of Class A Common Stock on the closing date of the Transaction; and

WHEREAS, the Company and Subscriber desire to amend certain provisions of the Subscription Agreement to provide for the subscription for and purchase from the Company, immediately prior to the consummation of the Transaction, of an additional 300,000 shares of Class A Common Stock, for an aggregate of 2,800,000 shares of Class A Common Stock, all to be purchased at the Per Share Price.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Capitalized terms used in this Amendment but not otherwise defined herein have the meanings ascribed thereto in the Subscription Agreement.

2.	The number of Subscribed Shares set forth on the signature page to the Subscription Agreement is hereby amended to reflect a total of 2,800,000 shares of Class A Common Stock and the Purchase Price set forth on the signature page to the Subscription Agreement is hereby amended to reflect a total of $28,000,000.

3.	Except as expressly amended hereby, the Subscription Agreement is not amended, modified or affected by this Amendment, and the Subscription Agreement, and the rights and obligations of the Parties thereunder, remain in full force and effect in all respects.

4.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

AMCI ACQUISITION CORP. II

By:	/s/ Nimesh Patel
Name: Nimesh Patel
Title: Chief Executive Officer

Address for Notices:

AMCI Acquisition Corp. II
600 Steamboat Road
Greenwich, CT 06830
Email:	[***]
Attention: Nimesh Patel

with a copy (not to constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Email:	[***]
[***]
Attention: Joel Rubinstein
Elliott Smith

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber: Oxy Low Carbon Ventures, LLC		State/Country of Formation or Domicile:

By:	/s/ E.R. Callahan
Name:	E.R. Callahan
Title:	President

Name in which Subscribed Shares are to be registered (if different):		Date: February 4, 2023

Subscriber’s EIN: [***]

Business Address-Street: 5 Greenway Plaza, Suite 110		Mailing Address-Street (if different):
City, State, Zip: Houston, TX 77046-0521		City, State, Zip:

Attn: E.R. Callahan, President		Attn:

Telephone No.: [***]		Telephone No.:
Email for notices: [***]		Email for notices (if different):

Number of Shares of Class A Common Stock subscribed for: 2,800,000

Aggregate Purchase Price: $28,000,000		Price Per Share: $10

[Signature Page to Subscription Agreement]

Annex A

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